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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 15, 2002
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                         FRANK'S NURSERY & CRAFTS, INC.

             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)



        1-5364                                     38-1561374
(Commission File Number)             (I.R.S. Employer Identification Number)


                       1175 West Long Lake, Troy, MI 48098
                    (Address of Principal Executive Offices)

                                 (248) 712-7000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)




ITEM 5.  OTHER EVENTS.

A press release regarding the Company announcing that it had filed a consolidated proposed Plan of Reorganization and a related Disclosure Statement with the U.S. Bankruptcy Court for the District of Maryland, Baltimore Division, was issued by the Company on February 11, 2002 and is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibit 99.1     Press release dated February 11, 2002 issued
                           by the Company.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FRANK'S NURSERY & CRAFTS, INC.


Date: February 15, 2002               By: /s/   Larry T. Lakin
                                      ------------------------
                                      Larry T. Lakin
                                      Vice Chairman, Chief Financial
                                      Officer, Treasurer and Director





























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                                  EXHIBIT INDEX


Exhibit Number                     Description

    99.1                 February 11, 2002 press release issued by the
                           Company.